UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2011

GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)

Nevada	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:  000-52594

300, 611 - 10th Avenue S.W.
Calgary, Alberta, Canada T2R 0B2
 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Cash Compensation

Cash Bonuses

On February 3, 2011, the Board of Directors of Gran Tierra Energy Inc. (the “Company”), upon the recommendation of the Compensation Committee, approved the following cash bonuses for the following Named Executive Officers of the Company with respect to performance for fiscal year 2010:

Name	2010 Bonus
Dana Coffield President and Chief Executive Officer	$238,000* ($239,292 USD)
Shane O’Leary Chief Operating Officer	$185,000* ($186,004 USD)
Martin Eden Chief Financial Officer	$162,000* ($162,880 USD)
Rafael Orunesu President, Gran Tierra Energy Argentina	$104,861 USD
Júlio César Moreira President, Gran Tierra Energy Brazil	R$295,575(1) ($177,395 USD)
Julian Garcia President, Gran Tierra Energy Columbia	COL$300,000,000(2) ($156,741 USD)
*Denotes amount in Canadian dollars.  Amount in parentheses denotes U.S. dollars at an exchange rate of $1.01 as of December 31, 2010.

(1) Denotes amount in Brazilian Real (the home country currency for the executive officer).  Amount in parenthesis denotes U.S. dollars of R$295,575 at an exchange rate of $0.60 as of December 31, 2010.

(2) Denotes amount in Colombian Pesos (the home country currency for the executive officer).  Amount in parenthesis denotes U.S. dollars of COL$300,000,000 at an exchange rate of $0.0005 as of December 31, 2010.

Fiscal Year 2011 Compensation Arrangements

On February 3, 2011, the Board of Directors of the Company approved the following 2011 base salaries and target bonuses for the following Named Executive Officers of the Company, effective as of January 1, 2011:

Name	Base Salary	Target Bonus(3)
Dana Coffield President and Chief Executive Officer	$355,000* ($356,927 USD)	80%
Shane O’Leary Chief Operating Officer	$306,000* ($307,661 USD)	70%
Martin Eden Chief Financial Officer	$272,000* ($273,477 USD)	70%
Rafael Orunesu President, Gran Tierra Energy Argentina	$289,338 USD	60%
Júlio César Moreira President, Gran Tierra Energy Brazil	R$543,311(1) ($326,078 USD)	60%
Julian Garcia President, Gran Tierra Energy Columbia	COL$644,567,219(2) ($336,768 USD)	60%
* Denotes amount in Canadian dollars.  Amount in parentheses denotes U.S. dollars at an exchange rate of $1.01 as of December 31, 2010.

(1) Denotes amount in Brazilian Real (the home country currency for the executive officer).  Amount in parenthesis denotes U.S. dollars of R$543,311 at an exchange rate of $0.60 as of December 31, 2010.

(2) Denotes amount in Colombian Pesos (the home country currency for the executive officer).  Amount in parenthesis denotes U.S. dollars of COL$644,567,219 at an exchange rate of $0.0005 as of December 31, 2010.

(3) Target bonus amounts are expressed as a percentage of the corresponding 2011 base salary.

Equity Grants

On February 3, 2011, the Board of Directors of the Company approved, under the Company’s 2007 Equity Incentive Plan, as amended, the following grants of non-statutory stock options (“NSOs”) for shares of common stock of the Company to the following Named Executive Officers of the Company:

Name	Number of shares underlying stock option	Grant Date	Vesting Date	Exercise Price
Dana Coffield President and Chief Executive Officer	375,000	(1)	(2)	(3)
Shane O’Leary Chief Operating Officer	275,000	(1)	(2)	(3)
Martin Eden Chief Financial Officer	200,000	(1)	(2)	(3)
Rafael Orunesu President, Gran Tierra Energy Argentina	75,000	(1)	(2)	(3)
Júlio César Moreira President, Gran Tierra Energy Brazil	125,000	(1)	(2)	(3)
Julian Garcia President, Gran Tierra Energy Colombia	125,000	(1)	(2)	(3)
(1) The grant date will occur on the third business day after general public release of the Company’s annual revenues for the fiscal year ended December 31, 2010.

(2)The option will have a three-year vesting period commencing on the grant date,  1/3rd of the shares vest and become exercisable one year after the grant date; 1/3rd of the shares vest and become exercisable two years after the grant date and 1/3rd of the shares vest and become exercisable three years after the grant date.

(3) The exercise price will be determined on the grant date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2011	GRAN TIERRA ENERGY INC.

	By:	/s/ Martin H. Eden
Martin H. Eden
Chief Financial Officer